                                                                  Exhibit 10 (h)
                                                                  --------------
                                                                   ( 1 of 18 )

                          FIRST AMENDMENT TO CREDIT AGREEMENT

      This Agreement, dated as of June 9, 1993 (this "Amendment") is entered into by and among MCI Communications Corporation, a Delaware corporation (the "Company") and the several financial institutions parties to this Agreement (collectively, the "Banks"; individually, a "Bank").

                                       RECITALS

      The Company, the Banks and Bank of America National Trust and Savings Association, as Arranger and as Competitive Bid Agent and Operating Agent are parties to a Revolving Credit Agreement dated as of June 8, 1992 (the "Credit Agreement"). Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

      The Company has requested that the Banks amend the Credit Agreement to (a) release each Guarantor from its Guaranty and to make other conforming changes to the Credit Agreement and (b) modify the pricing thereunder. In order to induce the Banks to agree to the foregoing, the Banks have requested, and the Company has agreed, that (i) the definition of "New Asset Lien Maximum" be amended as provided herein, (ii) a new provision be added to the Credit Agreement prohibiting certain Subsidiaries from entering into agreements that would restrict them from making dividend and other similar payments to the Company, and (iii) the cross-default provision be amended as provided herein to correct a technical error. The Company has requested that the Banks enter into this Amendment in order to approve and reflect the foregoing, and the Banks have agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth, including, without limitation, payment of the amendment fee referred to in Section D below.

                                       AGREEMENT

      In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

                                                                  Exhibit 10 (h)
                                                                  --------------
                                                                    ( 2 of 18 )
A.    AMENDMENTS

      1.     Amendments of Section 1.01

             Section 1.01 of the Credit Agreement is hereby amended
by:

             (a) deleting therefrom the definition of "Guarantor" in its entirety and substituting therefor the following:

                   "'Guarantor' means any Subsidiary of the Company
             that shall have executed and delivered to the Operating Agent a Guaranty and documents related to such Subsidiary comparable to the documents referred to in Section
             4.01(d), (f), (h), (j) and (l).";

             (b)   deleting therefrom the definition of "Initial
      Guarantor" in its entirety; and

             (c) deleting therefrom the definition of "New Asset Lien Maximum" in its entirety and substituting therefor the following:

                   "'New Asset Lien Maximum' means One Hundred Fifty
             Million Dollars ($150,000,000)."

      2.     Amendments of Section 4.02

             Section 4.02 of the Credit Agreement is hereby amended
by:

             (a) adding after the words "the Guarantors" appearing in the penultimate line of Section 4.02(b) the phrase ", if any,"; and

             (b) adding after the words "the Guarantors" appearing in the penultimate line of Section 4.02(d) the phrase ", if any,".

      3.     Amendment of Section 5.10(c)

             Section 5.10(c) of the Credit Agreement is hereby amended by deleting clause (ii) thereof in its entirety and substituting therefor the following:

             "(ii) in which injunctive or similar relief is sought and which, if adversely determined, could have a material adverse effect on the business, operations or financial



                                                                  Exhibit 10 (h)
                                                                  --------------
                                                                   ( 3 of 18 )

             or other condition of the Company and its Subsidiarie taken as a whole or the ability of the Company or any Guarantor to pay and perform its obligations under any Loan Document;"

      4.     Amendment of Section 5.11

             Section 5.11 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

             "5.11        Intentionally Omitted."

      5.     Amendment of Section 6.02

             Section 6.02 of the Credit Agreement is hereby amended by deleting from such Section paragraph (g) in its entirety and substituting therefor the following:

             "(g) dispositions by any Subsidiary of all or a material part of its assets, business or property to the Company or any other Subsidiary, if immediately after giving effect thereto no Default or Event of Default would exist; and"

      6.     Amendment of Section 6.06

             Section 6.06 of the Credit Agreement is hereby amended by deleting the proviso thereto in its entirety and substituting therefor the following:

      "provided, that if no Initial Rating Agency nor (if neither of the Initial Rating Agencies shall maintain any rating of the subordinated debt of the Company) any Substitute Rating Agency shall maintain an investment grade rating for the subordinated debt of the Company, such failure to maintain such rating shall not by itself require a reduction of any such Major Lease Obligation but shall bar any future such Major Lease Obligation from being created, incurred or assumed unless otherwise permitted by this Section 6.06."

      7.     Amendments of Section 6.12

             Section 6.12 of the Credit Agreement is hereby amended
by:

             (a) deleting from such Section paragraph (c) in its entirety and substituting therefor the following:


                                                                  Exhibit 10 (h)
                                                                  --------------
                                                                   ( 4 of 18 )


                   "(c)   Major Lease Obligations, and any other lease
             obligations, of any Subsidiary; provided, that the incurrence or creation of any such Major Lease Obligation shall be in compliance with Section 6.06 and theincurrence or creation of any lease obligation of the nature described in Section 6.02(c) shall be in compliance with such Section;" and

             (b) deleting from such Section paragraph (g) in its entirety and substituting therefor the following:

             "(g) other unsecured Indebtedness of any Subsidiary that shall have become a Guarantor, whether or not created, incurred or assumed in anticipation of the acquisition thereof; provided, that such Indebtedness shall be evidenced by documentation that shall expressly provide that such Indebtedness shall rank pari passu with the obligations of such Subsidiary under the Guaranty of such Subsidiary."

      8.     Amendments of Article VI

             Article VI of the Credit Agreement is hereby amended by adding at the end thereof a new Section 6.14 reading in its entirety as follows:

             "6.14        No Restriction on Dividends of Certain
      Subsidiaries. The Company shall not cause or permit MCI International, MCI Telecom, Telecom*USA or WUI to enter into any agreement of any nature whatsoever that would restrict the ability of such Subsidiary to declare or make any dividend payment or other distribution of assets, properties or cash, rights, obligations or securities on account of any shares of any class of capital stock of such Subsidiary, or purchase, redeem or otherwise acquire for value any shares of capital stock of such Subsidiary or any warrants, rights or options to acquire such shares."

      9.     Amendment of Article VII

             Article VII of the Credit Agreement is hereby amended by deleting from clause (h) thereof subclause (ii) of such clause and substituting therefor the following:

             "(ii) default in the observance or performance of any other condition or covenant or any other event shall occur or any condition shall exist under any agreement or instrument relating to any Indebtedness or Contingent



                                                                  Exhibit 10 (h)
                                                                  --------------
                                                                   ( 5 of 18 )


             Obligation (other than Indebtedness or Contingent Obligations incurred, created or assumed pursuant to the Existing Agreements), if the effect of the event or condition referred to in this subclause (ii) shall be to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, after any required giving of notice or lapse of time or both, such Indebtedness to be declared to be due and payable prior to its stated maturity or such Contingent Obligation to become payable; or"

      10.    Amendment of Section 9.01

             Section 9.01 of the Credit Agreement is hereby amended
      by:

             (a) adding the word "or" after the semi-colon at the end of paragraph (d) of the first proviso thereto; and

             (b) deleting the remainder of Section 9.01 appearing after the semi-colon at the end of paragraph (e) of the first proviso thereto and substituting therefor the following:

             "and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by an Agent in addition to the Majority Banks, affect the rights or duties of such Agent under this Agreement."

      11.    Amendment of Schedule II

             Schedule II to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting therefor a new Schedule II in the form of Exhibit A hereto.

B.    RELEASE OF GUARANTORS

      Each of the Guarantors that is party to a Guaranty as of the date hereof is hereby released from its obligations under such Guaranty.

C.    REPRESENTATIONS AND WARRANTIES

      The Company hereby represents and warrants to the Banks that:




                                                                  Exhibit 10 (h)
                                                                  --------------
                                                                   ( 6 of 18 )

      1. No Event of Default specified in the Credit Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

      2. The representations and warranties of the Company pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date;

      3. The making and performance by the Company of this Amendment have been duly authorized by all corporate action; and

      4. No consent, approval, authorization, permit or license from any federal or state regulatory authority is required in connection with the making or performance of the Credit Agreement as amended hereby.

D.    CONDITIONS PRECEDENT

      This Amendment will become effective as of the date first written above upon receipt by the Operating Agent of counterparts hereof duly executed by the Company and each of the Banks party to the Credit Agreement, provided that contemporaneously with such execution and delivery, the Operating Agent shall have received for the account of the Banks, an amendment fee in an amount equal to 0.03125% of the aggregate Commitments, to be distributed to the Banks pro rata in accordance with their respective Commitment Percentages.

E.    MISCELLANEOUS

      1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

      2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Schedules or Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

      3. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.






                                                                  Exhibit 10 (h)
                                                                  --------------
                                                                   ( 7 of 18 )

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.


MCI COMMUNICATIONS CORPORATION



By:___________________________
Name:_________________________
Title:________________________


BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION



By:___________________________
Name:_________________________
Title:________________________



THE BANK OF NOVA SCOTIA



By:___________________________
Name:_________________________
Title:________________________


CREDIT SUISSE



By:___________________________
Name:_________________________
Title:________________________










                                                  Exhibit 10 (h)
                                                  --------------
                                                   ( 8 of 18 )

THE FUJI BANK, LTD.,
New York Branch



By:___________________________
Name:_________________________
Title:________________________


MELLON BANK, N.A.



By:___________________________
Name:_________________________
Title:________________________


NATIONSBANK OF VIRGINIA,
NATIONAL ASSOCIATION



By:___________________________
Name:_________________________
Title:________________________


THE TORONTO-DOMINION BANK



By:___________________________
Name:_________________________
Title:________________________














                                                  Exhibit 10 (h)
                                                  --------------
                                                   ( 9 of 18 )

ABN AMRO BANK, N.V.,
New York Branch



By:___________________________
Name:_________________________
Title:________________________



By:___________________________
Name:_________________________
Title:________________________


THE BANK OF NEW YORK



By:___________________________
Name:_________________________
Title:________________________


CONTINENTAL BANK, NATIONAL ASSOCIATION



By:___________________________
Name:_________________________
Title:________________________


THE FIRST NATIONAL BANK OF CHICAGO



By:___________________________
Name:_________________________
Title:________________________









                                                  Exhibit 10 (h)
                                                  --------------
                                                   ( 10 of 18 )


THE INDUSTRIAL BANK OF JAPAN, LIMITED,
New York Branch


By:___________________________
Name:_________________________
Title:________________________


BANQUE PARIBAS



By:___________________________
Name:_________________________
Title:________________________


BARCLAYS BANK PLC




By:___________________________
Name:_________________________
Title:________________________


CITICORP U.S.A.



By:___________________________
Name:_________________________
Title:________________________














                                                  Exhibit 10 (h)
                                                  --------------
                                                   ( 11 of 18 )

DEUTSCHE BANK A.G., New York
and/or Cayman Islands Branches



By:___________________________
Name:_________________________
Title:________________________



By:___________________________
Name:_________________________
Title:________________________


THE SUMITOMO BANK, LIMITED,
New York Branch



By:___________________________
Name:_________________________
Title:________________________


THE BANK OF TOKYO, LTD.,
New York Agency



By:___________________________
Name:_________________________
Title:________________________

















                                                  Exhibit 10 (h)
                                                  --------------
                                                   ( 12 of 18 )

BANQUE NATIONALE DE PARIS



By:___________________________
Name:_________________________
Title:________________________



By:___________________________
Name:_________________________
Title:________________________






































                                                  Exhibit 10 (h)
                                                  --------------
                                                   ( 13 of 18 )

THE CHASE MANHATTAN BANK, N.A.



By:___________________________
Name:_________________________
Title:________________________


CIBC, Inc.



By:___________________________
Name:_________________________
Title:________________________


CHEMICAL BANK



By:___________________________
Name:_________________________
Title:________________________


THE TOYO TRUST AND BANKING COMPANY, LIMITED



By:___________________________
Name:_________________________
Title:________________________


THE FIRST NATIONAL BANK OF MARYLAND



By:___________________________
Name:_________________________
Title:________________________







                                                  Exhibit 10 (h)
                                                  --------------
                                                   ( 14 of 18 )

PNC BANK, N.A.
(successor by merger to
Provident National Bank)



By:___________________________
Name:_________________________
Title:________________________


SIGNET BANK/VIRGINIA



By:___________________________
Name:_________________________
Title:________________________


TRUST COMPANY BANK



By:___________________________
Name:_________________________
Title:________________________



By:___________________________
Name:_________________________
Title:________________________


WESTDEUTSCHE LANDESBANK GIROZENTRALE,
New York and Cayman Islands Branches



By:___________________________
Name:_________________________
Title:________________________


By:___________________________
Name:_________________________

Title:________________________

                                                  Exhibit 10 (h)
                                                 --------------
                                                  ( 15 of 18 )



UNION BANK OF SWITZERLAND



By:___________________________
Name:_________________________
Title:________________________



By:___________________________
Name:_________________________
Title:________________________



































                                                                  Exhibit 10 (h)
                                                                  --------------
                                                                    ( 16 of 18 )

                                                                  EXHIBIT A

                                                                  SCHEDULE II

                            MCI COMMUNICATIONS CORPORATION
                            $1.25 Billion, 3-Year Revolver
                                  PRICING GRID (in %)




     MCI                   Pricing Level            Pricing Level
   Senior                        I:                 IIA:
  Unsecured                A-/A3 and Above             BBB+/Baa1
 LTD Rating *
- ----------------------------------------------------------------

 Facility Fee                   .125%                 .1875%
- ----------------------------------------------------------------

Commitment Fee                   .025%                  .0125%
- ----------------------------------------------------------------

  Eurodollar               .25% if =< $500MM         .3125% if =< $500MM
 Rate Advance             .3125% if > $500MM         .4375% if > $500MM
   Margin **                   but =< $1BN                but =< $1BN
                           .375% if > $1BN           .5125% if > $1BN
- -----------------------------------------------------------------

  CD Rate                    .375% if =< $500MM .4375% if =< $500MM
Advance Margin **            .4375% if > $500MM .5625% if > $500MM
                                 but =< $1BN           but =< $1BN
                             .50% if > $1BN          .6375% if > $1BN
- --------------------------------------------------------------

  Reference Rate             -0-                 -0-
 Advance Margin **

- -----------------------------------------------------------------

NOTE:     Margin changes reflecting outstandings (including Pro Rata Advances hereunder, Competitive Bid Advances hereunder and Existing
Competitive Bid Advances) apply to all Pro Rata Advances outstanding hereunder.

* In the event of a split rating, the lower rating will determine the applicable pricing level.

**     Based on the aggregate amount of Advances outstanding hereunder and under Existing Agreements.

                                                                  Exhibit 10(h)
                                                                  --------------
                                                                   ( 17 of 18 )

                                                                  EXHIBIT A

                                                                  SCHEDULE II

                            MCI COMMUNICATIONS CORPORATION
                            $1.25 Billion, 3-Year Revolver
                                  PRICING GRID (in %)




     MCI                  Pricing Level               Pricing Level
   Senior                        IIB:                   III:
  Unsecured                  BBB/Baa2               BBB-/Baa3
 LTD Rating *
- -----------------------------------------------------------------

 Facility Fee                  .1875%                    .25%
- -----------------------------------------------------------------

Commitment Fee                  .0625%                   .0625%
- -----------------------------------------------------------------

  Eurodollar            .3125% if =< $500MM          .375% if =< $500MM
 Rate Advance           .4375% if > $500MM           .50% if > $500MM
   Margin **                 but =< $1BN                  but =< $1BN
                        .5125% if > $1BN              .625% if > $1BN
- -----------------------------------------------------------------

  CD Rate               .4375% if =< $500MM          .50% if =< $500MM
Advance Margin **         .5625% if > $500MM         .625% if > $500MM
                               but =< $1BN                but =< $1BN
                          .6375% if > $1BN           .75% if > $1BN
- -----------------------------------------------------------------

  Reference Rate             -0-                 -0-
 Advance Margin **
- -----------------------------------------------------------------

NOTE:Margin changes reflecting outstandings (including Pro Rata
Advances hereunder, Competitive Bid Advances hereunder and Existing Competitive Bid Advances) apply to all Pro Rata Advances outstanding hereunder.

* In the event of a split rating, the lower rating will determine the applicable pricing level.

** Based on the aggregate amount of Advances outstanding hereunder and under Existing Agreements.

                                                                  Exhibit 10 (h)
                                                                  --------------
                                                                   ( 18 of 18 )

                                                                  EXHIBIT A

                                                                  SCHEDULE II

                            MCI COMMUNICATIONS CORPORATION
                            $1.25 Billion, 3-Year Revolver
                                  PRICING GRID (in %)




     MCI                          Pricing Level
   Senior                           IV:
  Unsecured                      Below BBB-/Baa3
 LTD Rating *
- ----------------------------------------------------------------

 Facility Fee                                  ---
- ----------------------------------------------------------------

Commitment Fee                             .375%
- ----------------------------------------------------------------

  Eurodollar                         1.125% if =< $1BN
 Rate Advance                            ---
   Margin **                         1.375% if > $1BN               --------
- --------------------------------------------------------

  CD Rate              1.25% if =< $1BN
Advance Margin **                                      ---
                       1.50% if > $1BN
- ----------------------------------------------------------------

  Reference Rate                       -0-
 Advance Margin **
- ----------------------------------------------------------------



NOTE:Margin changes reflecting outstandings (including Pro Rata
Advances hereunder, Competitive Bid Advances hereunder and Existing Competitive Bid Advances) apply to all Pro Rata Advances outstanding hereunder.

* In the event of a split rating, the lower rating will determine the applicable pricing level.

** Based on the aggregate amount of Advances outstanding hereunder and under Existing Agreements.